WisdomTree World ex-U.S. Growth Fund

Supplement Dated April 14, 2011

To The Prospectus and Statement of Additional Information

Dated July 29, 2010

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree World ex-U.S. Growth Fund (the “Fund”).

Effective as of June 17, 2011, the Fund will be renamed the WisdomTree Global ex-US Growth Fund. The Fund’s name is being changed in order to better align the Fund with the other Global Equity ETFs in the WisdomTree family of funds.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPE-002-0411